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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 31, 2006

                            CRIMSON EXPLORATION INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 000-21644                    20-3037840
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


          480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
                    (Address of Principal Executive Offices)

                                 (281) 820-1919
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01       Entry into a Material Definitive Agreement.

     Effective August 31, 2006, Crimson Exploration Inc. (the "Company") entered into a $150 million subordinate credit facility with Wells Fargo Energy Capital, Inc. (the "Subordinate Credit Agreement"). Initial availability under the Subordinate Credit Agreement is $15 million. No borrowings under the Subordinate Credit Agreement were made at closing. The Subordinate Credit Agreement is attached as Exhibit 10.1, and the press release announcing the Subordinate Credit Agreement is attached as Exhibit 99.1, and each is hereby incorporated herein by reference.

     The facility will be secured on a subordinated basis by a lien on all the assets of the Company and its subsidiaries, as well as a security interest in the stock of all the Company's subsidiaries. The obligations under the Subordinate Credit Agreement will be subordinate and junior to those under the Company's senior secured revolving credit facility with Wells Fargo Bank, N.A. (the "Senior Credit Agreement").

     The Subordinate Credit Agreement has a term of three-and-a-half years, and all principal amounts, together with all accrued and unpaid interest, will be due and payable in full on February 28, 2010. Proceeds from extensions of credit under the facility will be for acquisitions of oil and gas properties and for general corporate purposes.

     Advances under the facility will be in the form of either base rate loans or Eurodollar loans. The interest rate on the base rate loans fluctuates based upon the higher of (1) the lender's "prime rate" and (2) the Federal Funds rate, plus a margin of 0.50%, plus a margin of 3.75%. The interest rate on the Eurodollar loans fluctuates based upon the rate at which Eurodollar deposits in the London Interbank market ("Libor") are quoted for the maturity selected, plus a margin of 5.25%. Eurodollar loans of one, three and six months may be selected by the Company. A commitment fee of 0.50% on the unused portion of the borrowing base will accrue, and be payable quarterly in arrears. Repayments made during the first twelve months of the term of the Subordinate Credit Agreement will be subject to a 1% prepayment penalty. Once repaid, amounts under the Subordinate Credit Agreement may not be re-borrowed.

     Under the Subordinate Credit Agreement, borrowings are at the discretion of the Company. However, once the Company's outstanding balance under the Senior Credit Agreement reaches $10 million, the Company's next $10 million in borrowings must be funded under the Subordinate Credit Agreement.

     The Subordinate Credit Agreement includes usual and customary affirmative covenants for credit facilities of this type and size, as well as customary negative covenants, including, among others, limitations on liens, hedging, mergers, asset sales or dispositions, payments of dividends, incurrence of additional indebtedness, certain leases and investments outside of the ordinary course of business. The Subordinate Credit Agreement also requires the Company to maintain a ratio of current assets to current liabilities of at least 0.85 to 1.0, an interest coverage ratio of EBITDAX (earnings before interest, taxes, depreciation and amortization and exploration expense) to cash interest expense of 2.55 to 1.0 and a tangible net worth of at least $45 million, subject to adjustment based on future results of operations and any sales of equity securities. EBITDAX and tangible net worth are calculated without consideration of unrealized gains and losses related to stock derivatives accounted for under variable accounting rules or to commodity hedges. Generally, the restrictive covenants are either no more restrictive or slightly less restrictive than those

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provided for in the Senior Credit Agreement. One additional covenant provided for specifically in the Subordinate Credit Agreement is an asset coverage test whereby the Company must maintain a ratio of total proved reserves, defined as Total Proved PW10%, to total debt committed under the Subordinate Credit Agreement and the Senior Credit Agreement of 1.50 to 1.00. At least 60% of Total Proved PW10% must consist of proved developed producing reserves.

     In connection with the Subordinate Credit Agreement, the Company amended its Senior Credit Agreement, primarily to provide for the Subordinate Credit Agreement but also to provide for a redetermined borrowing base of $25 million and to extend the maturity date of the facility to August 31, 2009. The amendment to the Senior Credit Agreement is attached as Exhibit 10.2, and the press release announcing the amendment to the Senior Credit Agreement is attached as Exhibit 99.1, and each is hereby incorporated herein by reference.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     See Item 1.01 of this Current Report on Form 8-K, which Items are incorporated herein by this reference, for a description of the Subordinate Credit Agreement.











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Item 9.01       Financial Statements and Exhibits.

          Exhibits

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     Exhibit                            Description
     Number
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     10.1       Subordinate Credit Agreement, dated as of August 31, 2006, among
                Crimson Exploration Inc., Wells Fargo Energy Capital, Inc., as agent and a lender, and each lender from time to time party thereto.
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     10.2       Second Amendment to Credit Agreement, dated as of August 31,
                2006, among Crimson Exploration Inc., Crimson Exploration Operating, Inc. LTW Pipeline Co., and Wells Fargo Bank, N.A.
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     99.1       Press Release dated September 6, 2006.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CRIMSON EXPLORATION INC.

Date: September 6, 2006                         /s/ E. Joseph Grady
                                                --------------------------------
                                                E. Joseph Grady
                                                Senior Vice President and Chief
                                                Financial Officer







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                                  Exhibit Index
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     Exhibit                            Description
     Number
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     10.1       Subordinate Credit Agreement, dated as of August 31, 2006, among
                Crimson Exploration Inc., Wells Fargo Energy Capital, Inc., as agent and a lender, and each lender from time to time party thereto.
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     10.2       Second Amendment to Credit Agreement, dated as of August 31,
                2006, among Crimson Exploration Inc., Crimson Exploration Operating, Inc. LTW Pipeline Co., and Wells Fargo Bank, N.A.
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     99.1       Press Release dated September 6, 2006.
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